AMENDMENT NO. 2

                                   TO

                 THE CONSOLIDATED EDISON RETIREMENT PLAN

                        FOR MANAGEMENT EMPLOYEES









                                                 Dated: July 1, 1996

                                                 Effective: July 1, 1996





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      Pursuant  to  resolutions  adopted on  November  28,  1995 by the Board of
Trustees of Consolidated Edison Company of New York, Inc., the undersigned hereby approves the amendments to The Consolidated Edison Retirement Plan for Management Employees set forth below, effective July 1, 1996.

      1. A new subdivision (e), which shall read as follows, shall be added to Paragraph 23 E:

      "(e) Effective July 1, 1996, a health maintenance organization (HMO) option, including coverage for Medicare eligible persons on a Medicare risk basis and coverage for non-Medicare eligible persons, shall be available as an alternative to participation in the Program. The Plan Administrator shall select one or more HMOs that will be available under the HMO option, fix the contributions to be made by participants who elect to enroll in the HMO option, and determine the terms and conditions for participation in the HMO option, including but not limited to a participant's rights to switch from one HMO to another and from an HMO to the Program or vice versa."

      2. The second paragraph in subdivision (b) of Paragraph 23 E shall be amended to read as follows:

      "FAILURE BY AN ELIGIBLE PERSON TO ELECT TO PARTICIPATE IN THE PROGRAM OR THE HMO OPTION SHALL BE DEEMED TO BE DECLINATION BY SUCH PERSON. IF AN ELIGIBLE PERSON DECLINES TO PARTICIPATE IN THE PROGRAM OR THE HMO OPTION OR IS DEEMED TO HAVE DECLINED TO PARTICIPATE, SUCH PERSON AND SUCH PERSON'S SURVIVING SPOUSE AND DEPENDENTS SHALL NOT PARTICIPATE IN THE PROGRAM OR THE HMO OPTION AND SHALL NOT BE ELIGIBLE TO PARTICIPATE AT A LATER DATE."

      3. The following words shall be added after the word "customary" at the end of the first sentence in the first paragraph of Paragraph 23 B:

      "or required by applicable law and, effective July 1, 1996, to change from time to time copayments, deductibles and out-of-pocket and other limits as he may deem appropriate."

      4. The following sentence shall be added after the first sentence in Paragraph 23 G and in Paragraph IV in Appendix I, Part A Benefits:

      "PURSUANT TO AUTHORITY GRANTED BY THE BOARD OF TRUSTEES, EFFECTIVE JULY 1, 1996 THE PLAN ADMINISTRATOR SHALL HAVE THE AUTHORITY TO AMEND THE PROGRAM, INCLUDING THE HMO OPTION, AS HE DEEMS APPROPRIATE TO FACILITATE ADMINISTRATION OF THE PROGRAM OR THE HMO OPTION."


      5. A new paragraph "E" shall be added to Appendix I, Part A Benefits, Hospital/Medical Benefits, under the heading, "MEDICAL", to read as follows:

      "E. Effective July 1, 1996, provide a participating  provider organization
      (PPO) for participants in the Program not eligible for Medicare, under which each visit to a participating physician or other provider will require a $10 copayment. The benefit limitations stated above shall apply to the following services provided by a PPO provider: chiropractic services other than spinal manipulation or x-rays; outpatient treatment of alcohol and substance abuse; mental and nervous disorders; routine ear exams to fit hearing aids; routine mammography screening; routine foot care; second surgical opinions and outpatient surgery. If the PPO is used, deductible and coinsurance provisions do not apply, and the PPO copayment is not counted toward the annual deductible or out-of-pocket maximum."

      6. The second sentence under the heading "Required Deductible and Copayment for Prescription Drugs" in Appendix I, Part B - Costs, is amended to read as follows:

      "Effective July 1, 1996, the required copayment for basic coverage shall be $8.00 for brand name drugs and $5.00 for generic drugs, and there shall be no copayment for prescription drugs obtained under the mail service program."

      7. The following sentence shall be added after the second sentence under the heading "Effective Dates" in Appendix I, Part B Costs:

      "Effective July 1, 1996, from time to time the Plan Administrator may change such contribution, deductible and copayment amounts, and the Plan Administrator shall notify participants in advance of the effective date of any such change."


      IN WITNESS WHEREOF, the undersigned has executed this instrument this 1st day of July, 1996.


                              RICHARD P. COWIE
                              Richard P. Cowie
                        Vice President-Employee Relations
                           Consolidated Edison Company
                                of New York, Inc.